Exhibit 99.2

Press Contact:

Wadooah Wali

Corporate Communications, Demand Media

310.917.6430

wadooah@demandmedia.com

FOR IMMEDATE RELEASE

DEMAND MEDIA ACQUIRES INDIECLICK

Acquisition Empowers Advertisers to Engage with Specific, Socially-Active Consumers

Where they Play

SANTA MONICA, Calif.  August 9th, 2011 –Demand Media® (NYSE: DMD) today announced the acquisition of Los Angeles-based IndieClick, a premium online advertising company that specializes in connecting brands with passionate and engaged consumers. IndieClick’s innovative multi-platform advertising campaigns deliver impactful, integrated brand experiences. The acquisition complements Demand Media’s strategy to connect advertisers and consumers around unique content and compelling web experiences and expands the size and reach of its direct ad sales force.

IndieClick represents a curated portfolio of important online destinations in the comedy/humor, entertainment, film, music, lifestyle, and fashion categories that are especially relevant to enthusiasts, with a focus on the 18-34 year-old demographic.  As mainstream media continues to fragment, marketers and advertisers are following suit. IndieClick provides brands and marketers with the transparency that allows them to participate in the ongoing, consumer-driven conversations via fresh, fun and innovative campaigns.   As the web becomes more independent, IndieClick leverages its inventive approach to ad units, audiences and an overall spirit that more advertisers are trying to capture on the web.

“We built our business by listening to consumers, who are using independent websites more each day.  It’s a natural progression that marketers want to augment established online channels to find more engaged consumers enjoying these independent web experiences,” said Joanne Bradford, chief revenue officer at Demand Media. “IndieClick has a knack for identifying fresh and compelling online content, while delivering brilliant creative that connects marketers to these untapped, yet passionate consumers.”

Advertisers such as Mazda, Schick, Hornitos, and Coachella Music and Arts Festival, as well as numerous film and music companies have all leveraged IndieClick’s capabilities that include rich media, multi-platform premium display advertising, media planning and creative services, in addition to transparent and deep publisher integration.  The company’s internal creative group builds unique, first-to-market ad products to help create truly innovative campaigns.

“Core to both companies is a deep focus on understanding consumers,” said Peter Luttrell, CEO of IndieClick.  “We have been successful because we understand specific, hard-to-reach audiences better than anyone in the industry – and that translates into the development and execution of incredibly successful campaigns that work well for marketers, publishers and consumers alike.”

The IndieClick team will immediately enhance Demand Media’s ability to monetize its audience on Cracked®, the most visited humor site on the web (comScore US), with a large 18-34 demographic. Additionally, advertisers on Demand Media properties will have immediate access to this hard to reach demographic across the IndieClick publisher network.

Double M Capital was the financial adviser and Sullivan & Triggs, LLP was the legal adviser to IndieClick in the transaction with Demand Media.

For additional information about partnering with IndieClick as a publisher or advertiser, please go to www.indieclick.com.

About IndieClick

IndieClick helps advertisers reach an influential audience of nearly 30 million unique visitors in the US through innovative ad formats – including rich media, video, mobile and social media – that are integrated onto carefully selected destinations.  IndieClick’s publisher network has the highest concentration of young adults age 18-34 according to comScore and serves more than two billion ad impressions to this audience. For additional information about IndieClick, please visit: www.indieclick.com

About Demand Media

Demand Media, Inc. (NYSE: DMD) is a content and social media company that serves consumers, advertisers, publishers and creative professionals with a diverse portfolio of properties, products and services. Through brands like eHow, LIVESTRONG.COM, Cracked and typeF, Demand Media informs and entertains one of the internet’s largest audiences every month, helps advertisers find innovative ways to engage with their customers and enables publishers to expand their online presence. Founded in 2006, Demand Media is headquartered in Santa Monica, CA with offices in Kirkland, WA; Austin, TX; Chicago, IL; New York, NY; and London, UK. For more information about Demand Media, visit: www.demandmedia.com

© 2011 Demand Media, Inc.

Cautionary Information Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended.  These forward-looking statements involve risks and uncertainties regarding the Company’s future financial performance, and are based on current expectations, estimates and projections about our industry, financial condition, operating performance and results of operations, including certain assumptions related thereto.  Statements containing words such as “guidance,” “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” and “estimate” or similar expressions constitute forward-looking statements.  Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Potential risks and uncertainties include, among others: changes in the methodologies of Internet search engines, including the recent algorithmic changes made by Google to its search results as well as possible future changes, and the impact such changes may have on page view growth and driving search related traffic to our owned and operated websites and the websites of our network customers; the inherent challenges of estimating the overall impact on page views and search driven traffic to our owned and operated websites based on the limited data available to us since the last algorithmic changes made by Google; our ability to compete with new or existing competitors; our ability to maintain or increase our advertising revenue; our ability to continue to drive and grow traffic to our owned and operated websites and the websites of our network customers; our ability to effectively monetize our portfolio of content; our dependence on material agreements with a specific business partner for a significant portion of our revenue; future internal rates of return on content investment and our decision to invest in different types of content in the future; our ability to attract and retain freelance content creators; the effects of changes in marketing expenditures or shifts in marketing expenditures; the effects of seasonality on traffic to our owned and operated websites and the websites of our network customers; changes in stock-based compensation; changes in amortization or depreciation expense due to a variety of factors; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles or other assets; changes in tax laws, our business or other factors that would impact anticipated tax benefits or expenses; our ability to successfully identify, consummate and integrate acquisitions, including integrating our recent acquisitions; our ability to retain key customers and key personnel; risks associated with litigation; the impact of governmental regulation; and the effects of discontinuing or discontinued business operations.  From time to time, we may consider acquisitions or divestitures that, if consummated, could be material.  Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods.  If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements.  More information about potential risk factors that could affect our operating and financial results are contained in our annual report on Form 10-K for the fiscal year ending December 31, 2010 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 1, 2011, and as such risk factors may be updated in our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Furthermore, as discussed above, the Company does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future.